Pensions and Other Postretirement Benefits	12 Months Ended
Dec. 31, 2012
Compensation and Retirement Disclosure [Abstract]
Pensions and Other Postretirement Benefits
Pensions and Other Postretirement Benefits

Defined Benefit Plans
PPG has defined benefit pension plans that cover certain employees worldwide. The principal defined benefit pension plans are those in the U.S., Canada, the Netherlands and the U.K. which, in the aggregate, represent 99% of the market value of plan assets at December 31, 2012. PPG also sponsors welfare benefit plans that provide postretirement medical and life insurance benefits for certain U.S. and Canadian employees and their dependents. These programs require retiree contributions based on retiree-selected coverage levels for certain retirees and their dependents and provide for sharing of future benefit cost increases between PPG and participants based on management discretion. The Company has the right to modify or terminate certain of these benefit plans in the future. Salaried and certain hourly employees hired on or after October 1, 2004, are not eligible for postretirement medical benefits. Salaried employees hired, rehired or transferred to salaried status on or after January 1, 2006, and certain hourly employees hired in 2006 or thereafter are eligible to participate in a defined contribution retirement plan. These employees are not eligible for defined benefit pension plan benefits.

Plan Design Changes
 In January 2011, the Company approved an amendment to one of its U.S. defined benefit pension plans that represents about 77% of the total U.S. projected benefit obligation at December 31, 2012, 2011 and 2010. Depending upon the affected employee's combined age and years of service to PPG, this change resulted in certain employees no longer accruing benefits under this plan as of December 31, 2011, while the remaining employees will no longer accrue benefits under this plan as of December 31, 2020. The affected employees will participate in the Company’s defined contribution retirement plan from the date their benefit under the defined benefit plan is frozen. The Company remeasured the projected benefit obligation of this amended plan, which resulted in an approximate $65 million reduction in the liability and lowered 2011 pension expense by approximately $12 million. The Company made similar changes to certain other U.S. defined benefit pension plans in 2011. The Company recognized a curtailment loss and special termination benefits associated with these plan amendments of $5 million in 2011. During 2010, PPG made changes to certain of its defined benefit pension plans to shift benefits for future service to defined contribution plans. The Company plans to continue reviewing and potentially changing other PPG defined benefit plans in the future.
Separation and Merger of Commodity Chemicals Business
On January 28, 2013, PPG completed the separation of its commodity chemicals business and the merger of the subsidiary holding the PPG commodity chemicals business with a subsidiary of Georgia Gulf, as discussed in Note 25, “Separation and Merger Transaction”. PPG transferred the defined benefit pension plan and other postretirement benefit liabilities for the affected employees in the U.S., Canada, and Taiwan in the separation resulting in net settlement and curtailment charges of approximately $30 million that will be recorded in the first quarter of 2013. This transaction will lower the projected benefit obligation of PPG's defined benefit pension plans by approximately $550 million and the accumulated benefit obligation of the other postretirement benefit plans by approximately $165 million. PPG will also transfer pension assets of approximately $480 million. The Commodity Chemicals business incurred pension expense of $16 million, $11 million, and $15 million in 2012, 2011, and 2010, respectively, and incurred other postretirement benefit expense of $11 million, $13 million, and $12 million in 2012, 2011, and 2010, respectively. These amounts are recorded in "Income from discontinued operations, net of tax" in each year and have been excluded from the expense disclosures in the remainder of this footnote.
Postretirement medical
Beginning in 2004, PPG's other postretirement benefit plan provided a retiree prescription drug benefit which was at least actuarially equivalent to Medicare Part D. Therefore, PPG received the federal subsidy provided for under the Medicare Act of 2003. The federal subsidy is not subject to U.S. federal income tax and is recorded as a reduction in annual net periodic benefit cost of other postretirement benefits. Since 2004, PPG has made periodic amendments to its U.S. other postretirement benefit plan; however, from January 1, 2010 to December 31, 2012 the Company has provided a self-insured plan for certain retirees and their dependents that was at least actuarially equivalent to Medicare Part D and has received the subsidy under the Medicare Act of 2003 for those retirees and their dependents.
In October 2012, the Company decided, effective January 1, 2013, to move to an Employee Group Waiver Plan ("EGWP") for certain Medicare-eligible retirees and their dependents. The EGWP includes a fully-insured Medicare Part D prescription drug plan. As such, beginning in 2013 PPG is no longer eligible to receive the federal subsidy provided under the Medicare Act of 2003 for these retirees and their dependents.
The following table sets forth the changes in projected benefit obligations (“PBO”) (as calculated as of December 31), plan assets, the funded status and the amounts recognized in the accompanying consolidated balance sheet for the Company’s defined benefit pension and other postretirement benefit plans:

	Pensions		Other Postretirement Benefits
(Millions)	2012	2011	2012	2011
Projected benefit obligation, January 1	$5,333	$4,952	$1,394	$1,235
Service cost	54	57	19	16
Interest cost	217	231	50	55
Plan amendments	(2)	—	(19)	22
Actuarial losses / (gains) - net	443	444	(33)	126
Benefits paid	(347)	(281)	(62)	(64)
Foreign currency translation adjustments	59	(37)	3	(3)
Curtailment and special termination benefits	(6)	(58)	—	—
Impact of Commodity Chemicals transaction(1)	29	29	10	11
Other	4	(4)	—	(4)
Projected benefit obligation, December 31	$5,784	$5,333	$1,362	$1,394
Market value of plan assets, January 1	$4,382	$4,127
Actual return on plan assets	571	426
Company contributions	80	113
Participant contributions	2	2
Benefits paid	(335)	(262)
Plan expenses and other-net	(1)	(2)
Foreign currency translation adjustments	50	(30)
Impact of Commodity Chemicals transaction(1)	1	8
Market value of plan assets, December 31	$4,750	$4,382
Funded Status	$(1,034)	$(951)	$(1,362)	$(1,394)
Amounts recognized in the Consolidated Balance Sheet:
Other assets (long-term)	27	23	—	—
Accounts payable and accrued liabilities	(20)	(13)	(75)	(87)
Accrued pensions	(1,041)	(961)	—	—
Other postretirement benefits	—	—	(1,287)	(1,307)
Net liability recognized	$(1,034)	$(951)	$(1,362)	$(1,394)

(1) This impact is recorded in "Income from discontinued operations, net of tax" as described in Note 25, "Separation and Merger Transaction".
The PBO is the actuarial present value of benefits attributable to employee service rendered to date, including the effects of estimated future pay increases. The accumulated benefit obligation (“ABO”) is the actuarial present value of benefits attributable to employee service rendered to date, but does not include the effects of estimated future pay increases. The ABO for all defined benefit pension plans as of December 31, 2012 and 2011 was $5,517 million and $5,117 million, respectively.
The aggregate PBO and fair value of plan assets (in millions) for the pension plans with PBO in excess of plan assets were $5,588 and $4,534, respectively, as of December 31, 2012, and $5,164 and $4,196, respectively, as of December 31, 2011. The aggregate ABO and fair value of plan assets (in millions) for the pension plans with ABO in excess of plan assets were $5,186 and $4,352, respectively, as of December 31, 2012, and $4,771 and $3,992, respectively, as of December 31, 2011.
Amounts (pretax) not yet reflected in net periodic benefit cost and included in accumulated other comprehensive loss include the following:

(Millions)	Pensions		Other Postretirement Benefits
	2012	2011	2012	2011
Accumulated net actuarial losses	$2,097	$2,052	$505	$571
Accumulated prior service credit	(3)	(2)	(45)	(37)
Total	$2,094	$2,050	$460	$534

The accumulated net actuarial losses for pensions relate primarily to the actual return on plan assets being less than the expected return on plan assets in 2000-2002, and 2008 and a decline in the discount rate since 1999. The accumulated net actuarial losses for other postretirement benefits relate primarily to actual healthcare costs increasing at a higher rate than assumed during the 2001-2003 period and the decline in the discount rate. Since the accumulated net actuarial losses exceed 10% of the higher of the market value of plan assets or the PBO at the beginning of the year, amortization of such excess over the average remaining service period of active employees expected to receive benefits has been included in net periodic benefit costs for pension and other postretirement benefits in each of the last three years. The decrease in 2012 of the accumulated prior service credit for other postretirement benefits relates to several amendments to these plans approved by the Company during 2011. Accumulated prior service cost (credit) is amortized over the future service periods of those employees who are active at the dates of the plan amendments and who are expected to receive benefits.
The decrease in accumulated other comprehensive loss (pretax) in 2012 relating to defined benefit pension and other postretirement benefits consists of:

(Millions)	Pensions	Other Postretirement Benefits
Net actuarial loss (gain) arising during the year	$177	$(33)
New prior service credit	(1)	(19)
Amortization of actuarial loss	(150)	(34)
Amortization of prior service cost	—	12
Foreign currency translation adjustments and other	18	—
Net change	$44	$(74)

The net actuarial loss arising during 2012 related to the Company’s pension plans was primarily due to a decrease in the discount rate, partially offset by actual plan asset returns greater than expected plan asset returns. The net actuarial gain arising during 2012 related to the Company’s other postretirement benefit plans was primarily due to demographic changes and updated claim costs, partially offset by a decrease in the discount rate.
The estimated amounts of accumulated net actuarial loss and prior service cost for the defined benefit pension plans that will be amortized from accumulated other comprehensive income into net periodic benefit cost in 2013 are $139 million and $(1) million, respectively. The estimated amounts of accumulated net actuarial loss and prior service (credit) for the other postretirement benefit plans that will be amortized from accumulated other comprehensive (loss) income into net periodic benefit cost in 2013 are $34 million and $(11) million, respectively.
Net periodic benefit cost for the three years ended December 31, 2012, included the following:

	Pensions			Other Postretirement Benefits
(Millions)	2012	2011	2010	2012	2011	2010
Service cost	$54	$57	$57	$19	$16	$17
Interest cost	217	231	227	50	55	56
Expected return on plan assets	(261)	(280)	(250)	—	—	—
Amortization of prior service cost (credit)	—	1	4	(10)	(10)	(4)
Amortization of actuarial losses	133	106	108	31	26	16
Curtailments and special termination benefits	—	5	—	—	—	—
Net periodic benefit cost	$143	$120	$146	$90	$87	$85

Net periodic benefit cost is included in Cost of sales, exclusive of depreciation and amortization, Selling, general and administrative and Research and development in the accompanying consolidated statement of income.

Assumptions
The following weighted average assumptions were used to determine the benefit obligation for the Company’s defined benefit pension and other postretirement plans as of December 31, 2012 and 2011:

	2012	2011
Discount rate	4.1%	4.6%
Rate of compensation increase	4.0%	3.9%

The following weighted average assumptions were used to determine the net periodic benefit cost for the Company’s defined benefit pension and other postretirement benefit plans for the three years in the period ended December 31, 2012:

	2012	2011	2010
Discount rate	4.6%	5.3%	5.7%
Expected return on assets	7.0%	7.6%	7.8%
Rate of compensation increase	3.9%	3.8%	3.9%

These assumptions for each plan are reviewed on an annual basis. In determining the expected return on plan asset assumption, the Company evaluates the mix of investments that comprise each plan’s assets and external forecasts of future long-term investment returns. The Company compares the expected return on plan assets assumption to actual historic returns to ensure reasonability. The expected return on plan assets assumption to be used in determining 2013 net periodic pension expense will be 6.8% (7.3% for the U.S. plans).
At December 31, 2010, the Company updated the mortality table used to calculate its U.S. defined benefit pension and other postretirement benefit liabilities. Previously, the Company had used the mortality table known as RP 2000, projected to 2006 and now uses the RP 2000 table projected to 2017. This updated table reflects improvements in mortality rates.
The weighted-average healthcare cost trend rate (inflation) used for 2012 was 6.3% declining to 4.5% in the year 2024. For 2013, the assumed weighted-average healthcare cost trend rate used will be 6.4% declining to 4.5% in the year 2024. These assumptions are reviewed on an annual basis. In selecting rates for current and long-term health care cost assumptions, the Company takes into consideration a number of factors including the Company’s actual health care cost increases, the design of the Company’s benefit programs, the demographics of the Company’s active and retiree populations and external expectations of future medical cost inflation rates. If these 2013 health care cost trend rates were increased or decreased by one percentage point per year, such increase or decrease would have the following effects:

	One-Percentage Point
(Millions)	Increase	Decrease
Increase (decrease) in the aggregate of service and interest cost components of annual expense	$10	$(8)
Increase (decrease) in the benefit obligation	$155	$(91)

 Contributions
On August 17, 2006, the Pension Protection Act of 2006 (“PPA”) was signed into law, changing the funding requirements for the Company’s U.S. defined benefit pension plans beginning in 2008. In July 2012, the Moving Ahead for Progress in the 21st Century Act (“MAP-21”) was signed into law. MAP-21 included discount-rate stabilization rules that reduce the funding targets required on an ERISA basis for the U.S. defined benefit pension plans. As a result, PPG did not have to make a mandatory contribution to these plans in 2012 and does not expect to have to make a mandatory contribution in 2013. PPG did not make a voluntary contribution to these plans in 2012. PPG made a voluntary contribution to its U.S. defined benefit plans of $43 million in 2011 and $214 million in 2010 and excluding $7 million and $36 million, respectively, of contributions related to the former commodity chemicals business which are included in "Cash from operating activities - Discontinued operations." PPG made contributions to its non-U.S. defined benefit pension plans of $80 million in 2012, $70 million in 2011 and approximately $83 million in 2010, some of which were required by local funding requirements. These non-U.S. contributions exclude $1 million in 2012 and 2011 and $2 million in 2010 related to the former commodity chemicals business and are included in "Cash from operating activities - Discontinued Operations." PPG expects to make no voluntary contributions to its U.S. plans and mandatory contributions to its non-U.S. plans of approximately $77 million in 2013.
Benefit Payments
The estimated pension benefits to be paid under the Company’s defined benefit pension plans during the next five years are (in millions) $330 in 2013, $303 in 2014, $276 in 2015, $283 in 2016 and $260 in 2017 and are expected to aggregate $1,389 million for the five years thereafter. Excluded from these balances are estimated pension payments related to the Commodity Chemicals business of (in millions) $30 in 2013, $30 in 2014, $30 in 2015, $31 in 2016 and $31 in 2017 and an aggregate of $161 million for the five years thereafter. The estimated other postretirement benefits to be paid during the next five years are (in millions) $66 in 2013, $66 in 2014, $66 in 2015, $66 in 2016 and $67 in 2017 and are expected to aggregate $340 million for the five years thereafter. Excluded from these balances are estimated other postretirement benefits related to the Commodity Chemicals business of (in millions) $9 in 2013, $9 in 2014, $10 in 2015, $10 in 2016 and $10 in 2017 and an aggregate of $49 million for the five years thereafter.
During 2012, the Company initiated a lump sum payout program that gave certain terminated vested participants in certain U.S. defined benefit pension plans the option to take a one-time lump sum cash payment in lieu of receiving a future monthly annuity.  PPG paid $70 million in 2012 in lump sum benefits to terminated vested participants who elected to participate in the program.
Under the Medicare Act of 2003, in 2012 the amount of subsidy received was $6 million as of December 31, 2012.
Plan Assets
Each PPG sponsored defined benefit pension plan is managed in accordance with the requirements of local laws and regulations governing defined benefit pension plans for the exclusive purpose of providing pension benefits to participants and their beneficiaries. Investment committees comprised of PPG managers have fiduciary responsibility to oversee the management of pension plan assets by third party asset managers. Pension plan assets are held in trust by financial institutions and managed on a day-to-day basis by the asset managers. The asset managers receive a mandate from each investment committee that is aligned with the asset allocation targets established by each investment committee to achieve the plan’s investment strategies. The performance of the asset managers is monitored and evaluated by the investment committees throughout the year.
Pension plan assets are invested to generate investment earnings over an extended time horizon to help fund the cost of benefits promised under the plans while mitigating investment risk. The asset allocation targets established for each pension plan are intended to diversify the investments among a variety of asset categories and among a variety of individual securities within each asset category to mitigate investment risk and provide each plan with sufficient liquidity to fund the payment of pension benefits to retirees.
The following summarizes the weighted average target pension plan asset allocation as of December 31, 2012 and 2011 for all PPG defined benefit plans:

Asset Category	Dec. 31, 2012	Dec. 31, 2011
Equity securities	35-70%	40-75%
Debt securities	30-65%	25-60%
Real estate	0–10%	0-10%
Other	0–10%	0-10%

The fair values of the Company’s pension plan assets at December 31, 2012, by asset category, are as follows:

(Millions)	Level 1(1)	Level 2(1)	Level 3(1)	Total
Asset Category
Equity securities:
U.S.
Large cap	$1	$172	$—	$173
Small cap	—	146	—	146
PPG common stock	244	—	—	244
Non-U.S.
Developed and emerging markets(2)	—	578	—	578
Debt securities:
Cash and cash equivalents	—	499	—	499
Corporate(3)
U.S.(4)	—	922	76	998
Developed and emerging markets(2)	—	185	—	185
Diversified(5)	—	635	4	639
Government
U.S.(4)	196	69	—	265
Developed markets	—	301	—	301
Other(6)	—	155	27	182
Real estate, hedge funds, and other	—	128	412	540
Total	$441	$3,790	$519	$4,750

(1)	These levels refer to the accounting guidance on fair value measurement described in Note 9, “Fair Value Measurement.”

(2)	These amounts represent holdings in investment grade debt or equity securities of issuers in both developed markets and emerging economies.

(3)	This category represents investment grade debt securities from a diverse set of industry issuers.

(4)	These investments are primarily long duration fixed income securities.

(5)	This category represents commingled funds invested in diverse portfolios of debt securities.

(6)	This category includes mortgage-backed and asset backed debt securities, municipal bonds and other debt securities including derivatives.

The fair values of the Company’s pension plan assets at December 31, 2011, by asset category, are as follows:

(Millions)	Level 1(1)	Level 2(1)	Level 3(1)	Total
Asset Category
Equity securities:
U.S.
Large cap	$—	$342	$—	$342
Small cap	125	80	—	205
PPG common stock	151	—	—	151
Non-U.S.
Developed and emerging markets(2)	—	640	—	640
Debt securities:
Cash and cash equivalents	—	270	—	270
Corporate(3)
U.S.(4)	—	672	68	740
Developed and emerging markets(2)	—	338	—	338
Diversified(5)	—	339	—	339
Government
U.S.(4)	397	113	—	510
Developed markets	—	267	—	267
Other(6)	5	188	28	221
Real estate, hedge funds, and other	41	73	245	359
Total	$719	$3,322	$341	$4,382

(1)	These levels refer to the accounting guidance on fair value measurement described in Note 9, “Fair Value Measurement.”

(2)	These amounts represent holdings in investment grade debt or equity securities of issuers in both developed markets and emerging economies.

(3)	This category represents investment grade debt securities from a diverse set of industry issuers.

(4)	These investments are primarily long duration fixed income securities.

(5)	This category represents commingled funds invested in diverse portfolios of debt securities.

(6)	This category includes mortgage-backed and asset backed debt securities, municipal bonds and other debt securities.

During 2012, the Company determined that certain pension assets at December 31, 2011 were previously presented in the Level 1 category and should have been presented in the Level 2 category and certain pension assets presented in Level 2 should have been presented in the Level 3 category based on the inputs used to value the securities.  Accordingly, the 2011 presentation of pension assets has been revised in the table above and in the Level 3 table below. This revision had no impact on the Company's consolidated balance sheet, statement of income or statement of cash flows.

The change in the fair value of the Company’s Level 3 pension assets for the years ended December 31, 2012 and 2011 was as follows:

(Millions)	Real Estate	Other Debt Securities	Hedge Funds & Other assets	Total
Balance, January 1, 2011	$117	$39	$22	$178
Realized gain/(loss)	(1)	—	(9)	(10)
Unrealized gain/(loss) for positions still held	15	—	6	21
Transfers in/(out)	25	(11)	138	152
Currency	—	—	—	—
Balance, December 31, 2011	$156	$28	$157	$341
Realized gain/(loss)	8	—	13	21
Unrealized gain/(loss) for positions still held	8	—	(1)	7
Transfers in/(out)	4	(1)	148	151
Currency	—	—	(1)	(1)
Balance, December 31, 2012	$176	$27	$316	$519

Real Estate properties are externally appraised at least annually by reputable, independent appraisal firms. Property valuations are also reviewed on a regular basis and are adjusted if there has been a significant change in circumstances related to the property since the last valuation.
Other debt securities consist of insurance contracts, which are externally valued by insurance companies based on the present value of the expected future cash flows. Hedge funds consist of a wide range of investments which target a relatively stable investment return. The underlying funds are valued at different frequencies, some monthly and some quarterly, based on the value of the underlying investments. Other assets consist primarily of small investments in private equity funds and senior secured debt obligations of non-investment grade borrowers.
Other Plans
PPG has retained certain liabilities for pension and post-employment benefits earned for service up to the 2008 date of sale of its former automotive glass and service business, totaling approximately $1,047 million and $1,011 million at December 31, 2012 and 2011, respectively, for employees who were active as of the divestiture date and for individuals who were retirees of the business as of the divestiture date. PPG recognized expense of approximately $35 million and $35 million related to these obligations in 2012 and 2011, respectively.
Pittsburgh Glass Works LLC ceased production at its Oshawa, Canada plant in 2009 and closed its Hawkesbury, Canada plant in 2010. Under Canadian pension regulations, these plant closures will result in partial wind-ups of the pension plans for former employees at these plants, the liability for which was retained by PPG. Each of these partial windups will result in settlement charges against PPG earnings and require cash contributions to the plans. The final settlement charge and cash amounts will be determined following the required review of the partial wind-ups by the Canadian pension authorities. The amount of each pretax charge and the cash contribution is currently estimated to be in the range of $20-30 million and $10-15 million, respectively. The proposed effective dates of the partial windups related to the Oshawa and Hawkesbury plant closures are February 27, 2009 and August 31, 2010, respectively. Cash contributions are currently being made to the plans based on estimated cash requirements and must be completed by the end of the five year period following the proposed effective dates of the partial windups. The settlement charges will be recorded following the approval of the partial windups by the Canadian pension authorities and when the related cash contributions are completed.
The Company recognized expense for defined contribution pension plans in 2012, 2011 and 2010 of $41 million, $37 million and $31 million, respectively. Excluded from these balances are $1 million, $1 million in 2012 and 2011, respectively, of expense related to the Commodity Chemicals business that are included in "Income from discontinued operations, net of tax." There was no defined contribution expense related to the Commodity Chemicals business in 2010. As of December 31, 2012 and 2011, the Company’s liability for contributions to be made to the defined contribution pension plans was $13 million and $13 million, respectively.
The Company has a deferred compensation plan for certain key managers which allows them to defer a portion of their compensation in a phantom PPG stock account or other phantom investment accounts. The amount deferred earns a return based on the investment options selected by the participant. The amount owed to participants is an unfunded and unsecured general obligation of the Company. Upon retirement, death, disability, termination of employment, scheduled payment or unforeseen emergency, the compensation deferred and related accumulated earnings are distributed in accordance with the participant’s election in cash or in PPG stock, based on the accounts selected by the participant.
The plan provides participants with investment alternatives and the ability to transfer amounts between the phantom non-PPG stock investment accounts. To mitigate the impact on compensation expense of changes in the market value of the liability, the Company has purchased a portfolio of marketable securities that mirror the phantom non-PPG stock investment accounts selected by the participants, except the money market accounts. These investments are carried by PPG at fair market value, and the changes in market value of these securities are also included in earnings. Trading occurs in this portfolio to align the securities held with the participant’s phantom non-PPG stock investment accounts, except the money market accounts.
The cost of the deferred compensation plan, comprised of dividend equivalents accrued on the phantom PPG stock account, investment income and the change in market value of the liability, was expense in 2012, 2011 and 2010 of $10 million, $2 million and $10 million, respectively. These amounts are included in “Selling, general and administrative” in the accompanying consolidated statement of income. The change in market value of the investment portfolio was income of $8 million, $1 million, and $9 million in 2012, 2011 and 2010, respectively, of which $0.9 million, $0.8 million and $0.4 million was realized gains, and is also included in “Selling, general and administrative.”
The Company’s obligations under this plan, which are included in “Accounts payable and accrued liabilities” and “Other liabilities” in the accompanying consolidated balance sheet, totaled $102 million and $95 million as of December 31, 2012 and 2011, respectively, and the investments in marketable securities, which are included in “Investments” and “Other current assets” in the accompanying consolidated balance sheet, were $64 million and $59 million as of December 31, 2012 and 2011, respectively.